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                                                  EXHIBIT 23



               (ARTHUR ANDERSEN LLP LETTERHEAD)




          CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K, into the Company's previously filed
Registration Statement File No. 033-56323.


Hartford, Connecticut
December 19, 1994